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                                 EXHIBIT 10.3.1

                                 AMENDMENT No. 1
                                     TO THE
            RESTATED PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN
                                  OF FIRSTBANK

                                    RECITALS

          A. FIRSTBANK (the "Company") executed the restated Profit Sharing and Employee Stock Ownership Plan (the "Plan and Trust"), effective January 1, 2000.

          B. Section 13.1 of the Plan and Trust provides in part as follows:

          "At any time the Company may amend this Plan and Trust by action of the board of Directors..."

          C. The Company now desires to amend the Plan and Trust

                                    AMENDMENT

          1. EFFECTIVE JANUARY 1, 2000, SECTION 8.7[b][1], HEREBY IS AMENDED TO ADD THE FOLLOWING:

          [iv] hardship distributions from 401(k) contributions.

          2. ANY INCONSISTENT PROVISIONS OF THE PLAN SHALL BE READ TO BE CONSISTENT WITH THIS AMENDMENT.

          IN WITNESS WHEREOF, the undersigned Officers have executed this amendment as of the date set below.

                                        FIRSTBANK

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                                        ACCESS ANYTIME BANCORP, INC.

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